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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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                      November 9, 2000 (November 9, 2000)
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                            MERRIMAC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


     New Jersey                       0-11201                 22-1642321
(State of incorporation        (Commission File No.)       (I.R.S. Employer
   or organization)                                        Identification No.)

  41 Fairfield Place
 West Caldwell, New Jersey                                     07006-6287
(Address of principal executive                                 (Zip Code)
            offices)


       Registrant's telephone number, including area code: (973) 575-1300





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          (Former name or former address, if changed since last report)




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Item 5.     Other Events.

                  Registrant's press release dated November 9, 2000 is filed herewith as Exhibit 20 and is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

(c)          Exhibits.

                20.            Press Release of Merrimac dated November 9, 2000.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MERRIMAC INDUSTRIES, INC.

                                            By /s/ Robert V. Condon
                                               ---------------------------------
                                               Name:  Robert V. Condon
                                               Title: Vice President, Finance
                                                      and Chief Financial
                                                      Officer


Dated:  November 9, 2000




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                                  EXHIBIT INDEX




                                                                    Sequentially
                                                                    Numbered
                                                                    --------
Exhibit                                                             Page
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20              Press Release of Registrant dated November 9, 2000.




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